united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number      811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208

(Address of principal executive offices)               (Zip code)

William J. Murphy
Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:      01/31

Date of reporting period:     01/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Golub Group Equity Fund

Annual Report

January 31, 2010

Fund Adviser:

Golub Group, LLC

1850 Gateway Drive, Suite 600

San Mateo, CA 94404

Toll Free (866) 954-6682

TO OUR FELLOW SHAREHOLDERS:

Why has one of the world’s largest bond management firms recently decided to enter the equity management business following the worst decade in history for stocks? We have an idea why: because they have a problem on their hands. Bond management firms have benefited immensely from the extraordinary bull market in bonds that occurred over the past 30+ years, as interest rates have gradually declined from the double-digit levels of the late 1970’s and early 1980’s to today’s near-zero percent interest rates. The problem is that, after hitting rock bottom, interest rates have only one direction they can go, and that’s not welcome news if you’re a bond manager presiding over more than $1 trillion in securities that will decline in value as interest rates rise.

So what’s a good bond manager to do these days? Buy stocks, of course, which is exactly what they have indicated they will do. They probably are not going to buy just any stocks, mind you. PIMCO, for instance, has stated that they will focus specifically on a bottoms-up, “deep value” approach to stock investing and have even gone so far as to use a recent investment outlook to recommend investors purchase high quality utility and telecommunications stocks. They further recommend that investors should focus on high quality, large cap, blue chip, dividend paying companies. Thank you, for underscoring what we at the Golub Group already know and what we already practice.

We also believe that individual investors also have a problem on their hands. Too few of them have participated in the greater than 60 percent rise in the S&P 500 since its March 2009 lows. Significant amounts of cash still remains on the sidelines, largely in money market funds earning almost nothing in this low interest rate environment. What’s worse, in a search for higher yields on their money, investors have flocked to bonds and bond funds at what could be the worst possible time, given the prospects for higher interest rates relatively soon. Over $380 billion of that cash on the sidelines has flowed into bond funds through December 2009. Contrast that with equity mutual funds, which actually saw net outflows of over $35 billion, even as the stock market continued its historic rise.

This type of investor behavior reminds us of the spring of 2000, when investors poured money into stock mutual funds searching for the quick buck right at the peak of the stock market bubble. Just as those investors who chased their Internet fortunes in 2000 were burned, so it may also be with people who are overly invested in bonds today.

If investors are currently flocking to bonds for both higher yields (income) and safety (capital preservation) relative to cash and stocks, we believe that they will be disappointed when bond prices fall as interest rates rise from historic low levels. As this occurs, we expect investors to favor the types of businesses that we own, as they offer both comparable income and greater capital appreciation potential than the alternative investment in bonds. For example, companies such as Kraft, Diageo and ConocoPhillips all have a higher current yield than the 10-year U.S. Treasury note. We expect these companies to grow their earnings and cash flow over time, which should lead to both increased dividends and higher stock values. Our research shows that companies that have the ability to consistently pay and increase dividends over time have outperformed the S&P 500 and have significantly outperformed bonds. Collectively known as “Dividend Aristocrats,” only 43 S&P 500 stocks have at least a 25-year history of increasing their dividends annually. We own 8 of them. For the 15-year period ending 11/30/08, the “Dividend Aristocrats” returned an average of 9.2% per year, versus a 6.5% return for the S&P 500. Therefore, investing in the “Dividend Aristocrats” over this time period would have created 46% more wealth than investing in the broader S&P 500. We believe we have created our own portfolio of “Aristocrats” that are equally well-positioned for growth over the coming years.

In closing, we appreciate your confidence in us. The true intent of the Golub Group Equity Fund is to provide a means by which our investors can build their wealth over the long term. We look forward to achieving this with you.

Sincerely,

Golub Group, LLC

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE FOR THE FISCAL YEAR ENDING JANUARY 31, 2010

The Golub Group Equity Fund has returned 29.37% since inception on April 1, 2009. In comparison, our benchmark, the S&P 500 Index*, gained 34.75% during the same period. As we mentioned in our Semi Annual Report, with the benefit of hindsight, we hope to look back and recognize that the market lows reached on March 9, 2009, marked the conclusion of one of the worst bear markets in the last 100 years.

The recovery in the U.S. and global markets has been driven by a gradually improving economy, better than expected corporate earnings, primarily driven by aggressive cost cutting measures and continued accommodative fiscal and monetary policies. While the recovery is underway, headwinds remain in the form of elevated unemployment, limited availability of credit and the continuing deleveraging of consumer, corporate and government balance sheets.

During the year, the portfolio remained underweight in the sectors of the market that had the greatest exposure to the aforementioned headwinds, namely the Financial sector and the Consumer Discretionary sector. This portfolio positioning contributed to our relative underperformance for the period as they provided some of the strongest returns in the market. This short-term underperformance does not concern us as it is typical for the highest quality stocks to under perform in the initial “bounce” after a significant market decline. In terms of stock selection, our two best performing stocks for the period were Starbucks (up 105%) and Host Hotels (up 120%) which, not surprisingly, belong to the Consumer Discretionary and Financial sector, respectively. The portfolio also benefited from our decision to move into the Industrial sector as we saw the initial signs of economic stability and recovery. Boeing, Caterpillar and Union Pacific, returned 74%, 63% and 54%, respectively, during the period. Our worst performing investments during the period were Fiserv (down 4%), Exelon (down 4%) and Anheuser-Busch Inbev (flat).

We remain focused on our long term discipline of investing in high-quality, large-cap, dividend-paying businesses that trade at attractive valuations and are confident that our style of investing is particularly well suited for the period ahead.

Sincerely,

Golub Group, LLC

* The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-866-954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-954-6682.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Fund commenced operations on April 1, 2009.

*** The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on April 1, 2009 (commencement of Fund operations) and held through January 31, 2010. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Fund invests in a diversified portfolio of common stocks that the Fund’s Adviser, the Golub Group, LLC, determines to be temporarily mispriced by the market.

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from August 1, 2009 to January 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Golub Group Equity Fund	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During the Period Ended January 31, 2010
Actual*	$1,000.00	$1,088.96	$6.58
Hypothetical**	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.

** Assumes a 5% return before expenses.

Golub Group Equity Fund
Schedule of Investments
January 31, 2010

Common Stocks - 93.30%	Shares	Value

Aircraft - 2.99%
Boeing Co./The	4,625	$ 280,275

Aircraft Engines & Engine Parts - 2.66%
United Technologies Corp.	3,700	249,676

Beverages - 8.31%
Coca-Cola Co./The	4,925	267,181
Diageo plc (b)	3,775	253,642
PepsiCo, Inc.	4,350	259,347
		780,170

Biological Products (No Diagnostic Substances) - 2.24%
Amgen, Inc. (a)	3,600	210,528

Brewery - 2.60%
Anheuser-Busch InBev NV (a) (b)	4,900	243,971

Cable & Other Pay Television Services - 2.36%
Comcast Corp. - Class A	14,000	221,620

Computer & Office Equipment - 2.98%
Hewlett-Packard Co.	5,950	280,066

Computer Communications Equipment - 2.97%
Cisco Systems, Inc. (a)	12,425	279,190

Construction Machinery & Equipment - 1.99%
Caterpillar, Inc.	3,575	186,758

Electric & Other Services Combined - 2.30%
Exelon Corp.	4,725	215,554

Electromedical & Electrotherapeutic Apparatus - 2.68%
Medtronic, Inc.	5,875	251,979

Electronic & Other Electrical Equipment (No Computer Equipment) - 5.49%
Emerson Electric Co.	5,950	247,163
General Electric Co.	16,675	268,134
		515,297

Fire, Marine & Casualty Insurance - 3.17%
Berkshire Hathaway, Inc. - Class B (a)	3,900	298,077

Food & Kindred Products - 2.78%
Kraft Foods, Inc. - Class A	9,450	261,387

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Schedule of Investments - continued
January 31, 2010

Common Stocks - 93.30% - continued	Shares	Value

Medical - Generic Drugs - 2.60%
Teva Pharmaceutical Industries, Ltd. (b)	4,300	$ 243,896

Petroleum Refining - 8.28%
Chevron Corp.	4,000	288,480
ConocoPhillips	5,225	250,800
Exxon Mobil Corp.	3,700	238,391
		777,671

Pharmaceutical Preparations - 3.00%
Johnson & Johnson	4,475	281,299

Retail - Drug Stores & Proprietary Stores - 2.88%
Walgreen Co.	7,500	270,375

Retail - Lumber & Other Building Materials Dealers - 5.65%
Home Depot, Inc./The	9,000	252,090
Lowe's Companies, Inc.	12,875	278,744
		530,834

Semiconductors & Related Devices - 2.62%
Intel Corp.	12,675	245,895

Services - Computer Processing & Data Preparation - 2.69%
Fiserv, Inc. (a)	5,600	252,224

Services - Engineering, Accounting, Research, Management - 2.56%
Paychex, Inc.	8,300	240,617

Services - Prepackaged Software - 2.78%
Microsoft Corp.	9,275	261,370

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.10%
Procter & Gamble Co./The	4,725	290,824

Super-Regional Banks-US - 3.11%
U.S. Bancorp	11,650	292,182

Telephone Communications (No Radio Telephone) - 2.79%
China Mobile Ltd. (b)	5,575	261,746

Trucking & Courier Services (No Air) - 2.71%
United Parcel Service, Inc. - Class B	4,400	254,188

Wholesale - Groceries & Related Products - 3.01%
Sysco Corp.	10,100	282,699

TOTAL COMMON STOCKS (Cost $7,729,387)		8,760,368

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Schedule of Investments - continued
January 31, 2010

Real Estate Investment Trusts - 1.33%	Shares	Value

Host Hotels & Resorts, Inc. (a)	11,787	$ 124,942

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $70,878)		124,942

Money Market Securities - 8.31%

Fidelity Institutional Money Market Portfolio, 0.28% (c)	780,393	780,393

TOTAL MONEY MARKET SECURITIES (Cost $780,393)		780,393

TOTAL INVESTMENTS (Cost $8,580,658) - 102.94%		$ 9,665,703

Liabilities in excess of other assets - (2.94)%		(275,899)

TOTAL NET ASSETS - 100.00%		$ 9,389,804

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the rate shown represents the yield at January 31, 2010.

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Statement of Assets and Liabilities
January 31, 2010

Assets
Investments in securities, at value (cost $8,580,658)	$ 9,665,703
Receivable for fund shares sold	13,000
Prepaid expenses	7,557
Dividends receivable	6,384
Receivable from Adviser (a)	930
Interest receivable	158
Total assets	9,693,732

Liabilities
Payable for investments purchased	277,346
Payable to administrator, fund accountant, and transfer agent	8,210
Payable to trustees	1,503
Payable to custodian	880
Other accrued expenses	15,989
Total liabilities	303,928

Net Assets	$ 9,389,804

Net Assets consist of:
Paid in capital	$ 8,177,281
Undistributed net investment income (loss)	132
Accumulated net realized gain (loss) on investments	127,346
Net unrealized appreciation (depreciation) on investments	1,085,045

Net Assets	$ 9,389,804

Shares outstanding (unlimited number of shares authorized; no par value)	730,581

Net Asset Value, offering and redemption price per share	$ 12.85

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Statement of Operations
For the period ended January 31, 2010 (a)

Investment Income
Dividend income (net of withholding tax of $598)	$ 122,933
Interest income	2,117
Total Investment Income	125,050

Expenses
Investment Adviser fee (b)	53,898
Transfer agent expenses	35,460
Administration expenses	30,167
Fund accounting expenses	22,333
Audit expenses	13,500
Legal expenses	11,000
Custodian expenses	5,634
Trustee expenses	5,000
Pricing expenses	3,186
Registration expenses	1,884
Miscellaneous expenses	1,850
Insurance expenses	1,284
24f-2 expenses	592
Printing expenses	430
Total Expenses	186,218
Less: Fees waived and reimbursed by Adviser (b)	(118,845)
Net operating expenses	67,373
Net Investment Income (Loss)	57,677

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	130,260
Change in unrealized appreciation (depreciation) on investment securities	1,085,045
Net realized and unrealized gain (loss) on investment securities	1,215,305
Net increase (decrease) in net assets resulting from operations	$ 1,272,982

(a) For the period April 1, 2009 (Commencement of Operations) to January 31, 2010.
(b) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Statement of Changes In Net Assets
	For the
	Period Ended
	January 31, 2010	(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 57,677
Net realized gain (loss) on investment securities	130,260
Change in unrealized appreciation (depreciation) on investment securities	1,085,045
Net increase (decrease) in net assets resulting from operations	1,272,982

Distributions
From net investment income	(57,545)
From net realized gains	(2,914)
Total distributions	(60,459)

Capital Share Transactions
Proceeds from shares sold	8,484,737
Reinvestment of distributions	60,459
Amount paid for shares redeemed	(367,915)

Net increase (decrease) in net assets resulting from capital share transactions	8,177,281

Total Increase (Decrease) in Net Assets	9,389,804

Net Assets
Beginning of period	-

End of period	$ 9,389,804

Undistributed net investment income
included in net assets at end of period	$ 132

Capital Share Transactions
Shares sold	755,705
Shares issued in reinvestment of distributions	4,580
Shares redeemed	(29,704)

Net increase (decrease) from capital share transactions	730,581

(a) For the period April 1, 2009 (Commencement of Operations) to January 31, 2010.

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Financial Highlights
(For a share outstanding during the period)
	For the
	Period Ended
	January 31, 2010	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (loss)	0.11	(b)
Net realized and unrealized gain (loss) on investments	2.83
Total from investment operations	2.94

Less distributions to shareholders:
From net investment income	(0.09)
From net realized gains	-	(c)
Total distributions	(0.09)

Net asset value, end of period	$ 12.85

Total Return (d)	29.37%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 9,390
Ratio of expenses to average net assets	1.25%	(f)
Ratio of expenses to average net assets
before waiver and reimbursement	3.45%	(f)
Ratio of net investment income (loss) to
average net assets	1.07%	(f)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(1.13)%	(f)
Portfolio turnover rate	8.58%	(e)

(a) For the period April 1, 2009 (Commencement of Operations) to January 31, 2010.
(b) Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(c) Distributions to shareholders resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund

Notes to the Financial Statements

January 31, 2010

NOTE 1.	ORGANIZATION

The Golub Group Equity Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment adviser is Golub Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended January 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the period ended January 31, 2010.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended January 31, 2010, no such reclassifications were made.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through March 9, 2010, the date the financial statements were available to be issued and determined there were no material subsequent events.

Golub Group Equity Fund

Notes to the Financial Statements - continued

January 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Golub Group Equity Fund

Notes to the Financial Statements - continued

January 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2010:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$ 8,760,368	$ -	$ -	$ 8,760,368
Real Estate Investment Trusts	124,942	-	-	124,942
Money Market Securities	780,393	-	-	780,393
Total	$ 9,665,703	$ -	$ -	$ 9,665,703
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Golub Group Equity Fund

Notes to the Financial Statements – continued

January 31, 2010

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the Golub Group Equity Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, the Adviser earned a fee of $53,898 from the Fund before the reimbursement described below. At January 31, 2010, the Adviser owed the Fund $930 for the excess of expenses waived over management fees earned.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.25% of the Fund’s average daily net assets through May 31, 2010. For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, the Adviser waived fees and reimbursed expenses of $118,845 to the Fund.

The waiver and/or reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above. Fees waived during the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, totaling $118,845 may be subject to potential recoupment by the Adviser through January 31, 2013.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, Unified earned fees of $30,167 for administrative services provided to the Fund. At January 31, 2010, Unified was owed $2,917 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, the Custodian earned fees of $5,634 for custody services provided to the Fund. At January 31, 2010, the Custodian was owed $880 from the Fund for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010, Unified earned fees of $19,167 for transfer agent services and $16,293 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. At January 31, 2010, the Fund owed Unified $3,210 for transfer agent services and out-of-pocket expenses. For the period from April 1, 2009 (commencement of Fund operations) to January 31, 2009, Unified earned fees of $22,333 from the Fund for fund accounting services. At January 31, 2010, Unified was owed $2,083 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2011.

Golub Group Equity Fund

Notes to the Financial Statements - continued

January 31, 2010

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (The “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the period from April 1, 2009 (commencement of Fund operations) to January 31, 2010. An officer of the Trust is an officer of the Distributor and such persons may be deemed to be an affiliate of the Distributor.

NOTE 5.	INVESTMENTS

For the period ended January 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$ -
Other	8,215,779
Sales
U.S. Government Obligations	$ -
Other	545,777

At January 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$ 1,128,173
Gross (Depreciation)	(43,128)
Net Appreciation (Depreciation) on Investments	$ 1,085,045

 At January 31, 2010, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $8,580,658 for the Fund.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Golub Group Equity Fund

Notes to the Financial Statements - continued

January 31, 2010

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2009, the Fund paid an income distribution of $0.0849 per share and a short-term capital gain distribution of $0.0043 per share to shareholders of record on December 24, 2009.

The tax characterization of distributions for the fiscal period ended January 31, 2010 was as follows:

2009
Distributions paid from:
Ordinary Income*	$ 60,459
$ 60,459

*Short term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 127,478
Undistributed long-term capital gain	-
Unrealized appreciation (depreciation)	1,085,045

$ 1,212,523

At January 31, 2010, there were no differences between book basis and tax basis appreciation.

NOTE 8.	COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Valued Advisers Trust

and the Shareholders of Golub Group Equity Fund

We have audited the accompanying statement of assets and liabilities of the Golub Group Equity Fund, a series of shares of beneficial interest in Valued Advisers Trust, including the schedule of investments, as of January 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 1, 2009 (commencement of operations) to January 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Golub Group Equity Fund as of January 31, 2010, and the results of its operations, changes in its net assets and its financial highlights for the period April 1, 2009 to January 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 9, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustee

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 72, Independent Trustee, August 2008 to present.

Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983. No directorships held.

Interested Trustee and Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 44, Interested Trustee, Principal Executive Officer and President, January 2010 to present.

Senior Vice President of Unified Fund Services since January 2010. Managing Director and Chief Operating Officer of WealthStone from 2007 to January 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007. No directorships held.

John C. Swhear, 48, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 44, Vice President, August 2008 to present.	Employed in various positions with Unified Fund Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
William J. Murphy, 46, Principal Financial Officer and Treasurer, December 2009 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Heather Bonds, 34, Secretary, August 2008 to present.

Employed in various positions with Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, including: Manager of Board Relations since March 2008 and Supervisor of Fund Administration from 2004 to 2006; Secretary of the Unified Series Trust from July 2005 to present; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Assistant Secretary of the Unified Series Trust from September 2004 to June 2005; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; and Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004. Currently Secretary of the Unified Series Trust.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The trust currently consists of 2 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Dr. Merwyn R. Vanderlind

OFFICERS

R. Jeffery Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

Heather A. Bonds, Secretary

INVESTMENT ADVISER

Golub Group, LLC

1850 Gateway Drive, Suite 600

San Mateo, CA 94404

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law Group

2041 West 141st Terrace, Suite 119

Leawood, KS 66224

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

Golub Funds:	FY 2009	N/A
	FY 2010	$13,000

(b)      Audit-Related Fees

Registrant
Golub Funds:	FY 2009	N/A
	FY 2010	$0

(c)     Tax Fees

Registrant
Golub Funds:	FY 2009	N/A
	FY 2010	$2,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

Registrant
Golub Funds:	FY 2009	N/A
	FY 2010	$0

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.
(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of March 24, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)     Code is filed herewith

(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

      (3)     Not Applicable

(b)           Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By

*__/s/ R. Jeffrey Young__________________________

R. Jeffrey Young, President

Date	03/25/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*______/s/ R. Jeffrey Young________________________________

R. Jeffrey Young, President

Date	__03/25/2010_________________

By

*_______/s/ William J. Murphy_______________________________

William J. Murphy, Treasurer

Date	03/25/2010